United States

Securities and Exchange Commission

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 14, 2026

Cadiz Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40579	77-0313235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 S. Hope Street, Suite 2850 Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 271-1600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CDZI	The NASDAQ Global Market
Depositary Shares (each representing a 1/1000th fractional interest in share of 8.875% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share)	CDZIP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 14, 2026, Cadiz Inc. (the “Company”) received from the U.S. Department of the Interior, Bureau of Land Management (“BLM”) an effective Right-of-Way Grant (the “Grant”) issued pursuant to Title V of the Federal Land Policy and Management Act (“FLPMA”). The Grant authorizes the conversion of the Company’s Northern Pipeline to water conveyance including construction, operation and maintenance of facilities located on BLM-administered lands crossed by the 220-mile pipeline.

The Company paid all required right-of-way rent and associated fees and delivered a performance and reclamation bond in the amount of approximately $2.5 million, satisfying the remaining requirements for the Grant to become effective. The Company may now proceed with activities outlined in its Plan of Development for the Northern Pipeline necessary to prepare for and complete construction.

The Grant was issued following the BLM’s completion of an Environmental Assessment pursuant to the National Environmental Policy Act (“NEPA”) and issuance of a Decision Record and Finding of No Significant Impact (“FONSI”). In connection with its decision, the BLM also completed consultation and compliance under Section 106 of the National Historic Preservation Act (“NHPA”) and Section 7 of the Endangered Species Act (“ESA”).

Acquired by the Company in 2021 from El Paso Natural Gas, the Northern Pipeline extends across private, federal and other lands in San Bernardino and Kern Counties in southern California and has the capacity to deliver up to 25,000 acre-feet of water per year when converted to water conveyance. The Company has entered into contracts with water providers in Inland Southern California for 85% of the capacity, or 21,275 acre-feet per year, the delivery of which remains subject to the satisfaction of certain contractual conditions and completion of the necessary construction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADIZ INC.

By:	/s/ Stanley E. Speer
Stanley E. Speer
Chief Financial Officer

Date: July 15, 2026

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